Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$1.11	$0.14	$(0.50)	$0.38	$0.53	$0.75	$1.29	$1.29
Notable items impact on earnings per share(a)	0.40	(0.51)	(1.04)	0.04	0.08	0.26	0.78	0.25
Adjusted diluted net earnings per share(a)	$0.71	$0.65	$0.54	$0.34	$0.45	$0.49	$0.51	$1.04
Diluted weighted average # of shares outstanding	327.7	323.5	321.2	319.4	318.5	318.2	319.0	319.4

Total Net Sales	$3,149	$2,679	$2,817	$2,811	$2,816	$2,621	$3,005	$3,452
Cost of goods sold	2,589	2,280	2,423	2,395	2,514	2,133	2,487	2,900
Gross Margin	$560	$399	$394	$416	$302	$488	$518	$552
SG&A	123	107	128	149	113	123	167	126
Other operating (income) expense	158	119	33	153	89	27	107	87
Operating earnings	$279	$173	$233	$115	$100	$338	$244	$339
Interest expense, net	(35)	(48)	(46)	(42)	(47)	(41)	(53)	(46)
Consolidated foreign currency gain/(loss)	91	(100)	(268)	101	(419)	133	169	(1)
Earnings from consolidated companies before income taxes	324	25	(74)	174	191	313	564	599
Provision for (benefit from) income taxes	(44)	6	99	48	34	63	146	175
Earnings (loss) from consolidated companies	$368	$19	$(173)	$126	$157	$250	$418	$424
Equity in net earnings (loss) of nonconsolidated companies	—	37	22	5	9	—	2	—
Less: Net earnings (loss) attributable to noncontrolling interests	3	11	11	9	(3)	12	9	13
Net earnings (loss) attributable to Mosaic	$365	$45	$(162)	$122	$169	$238	$411	$411
After tax Notable items included in earnings	$131	$(165)	$(334)	$15	$25	$82	$249	$100

Gross Margin Rate	18%	15%	14%	15%	11%	19%	17%	16%

Effective Tax Rate (including discrete tax)	(14)%	24%	(133)%	28%	18%	20%	26%	29%
Discrete Tax benefit (expense)	$2	$1	$(120)	$4	$(11)	$26	$(1)	$(2)

Depreciation, Depletion and Amortization	$257	$241	$264	$238	$283	$243	$262	$277
Accretion Expense	$27	$27	$28	$26	$31	$32	$33	$33
Share-Based Compensation Expense	$6	$9	$12	$5	$7	$10	$7	$7
Notable Items	$—	$222	$319	$(28)	$32	$(83)	$(347)	$(143)
Adjusted EBITDA(b)	$646	$576	$584	$448	$594	$544	$566	$806

Net cash provided by (used in) operating activities	$538	$(80)	$847	$313	$219	$43	$610	$229
Cash paid for interest (net of amount capitalized)	76	17	77	20	72	12	82	20
Cash paid for income taxes (net of refunds)	(36)	99	74	111	53	76	75	89
Net cash used in investing activities	$(362)	$(388)	$(349)	$(248)	$(277)	$(341)	$(319)	$(363)
Capital expenditures	(359)	(383)	(334)	(241)	(294)	(341)	(305)	(364)
Net cash (used in) provided by financing activities	$(411)	$458	$(489)	$(138)	$37	$272	$(285)	$4
Cash dividends paid	(65)	(70)	(68)	(67)	(67)	(71)	(70)	(70)
Effect of exchange rate changes on cash	$(6)	$(4)	$(6)	$55	$(7)	$—	$18	$6

Net change in cash and cash equivalents	$(241)	$(14)	$3	$(18)	$(27)	$(26)	$24	$(125)

Short-term debt	$400	$1,204	$882	$752	$847	$1,234	$1,041	$1,154
Long-term debt (including current portion)	3,362	3,350	3,319	3,313	3,378	3,363	3,370	3,415
Cash & cash equivalents	349	337	322	302	273	259	286	153
Net debt	$3,413	$4,217	$3,879	$3,763	$3,952	$4,338	$4,125	$4,416

Segment Contributions (in millions)
Phosphate	$1,070	$1,169	$1,180	$1,005	$1,165	$1,099	$1,173	$1,290
Potash	758	643	663	526	557	570	710	695
Mosaic Fertilizantes	1,192	886	1,049	1,399	1,088	934	1,175	1,592
Corporate and Other(c)	129	(19)	(75)	(119)	6	18	(53)	(125)
Total net sales	$3,149	$2,679	$2,817	$2,811	$2,816	$2,621	$3,005	$3,452

Phosphate	$21	$40	$133	$8	$44	$139	$(8)	$102
Potash	222	198	174	109	123	157	194	229
Mosaic Fertilizantes	50	42	61	56	79	98	109	96
Corporate and Other(c)	(14)	(107)	(135)	(58)	(146)	(56)	(51)	(88)
Consolidated operating earnings	$279	$173	$233	$115	$100	$338	$244	$339

Phosphate(d)	1,582	1,644	1,696	1,475	1,622	1,498	1,546	1,571
Potash(d)	2,577	2,163	2,346	1,996	2,239	2,113	2,343	2,279
Mosaic Fertilizantes	2,158	1,715	2,196	2,879	2,240	1,847	2,232	2,803
Corporate and Other	618	333	316	297	432	361	301	232
Total finished product tonnes sold ('000 tonnes)	6,935	5,855	6,554	6,647	6,533	5,819	6,422	6,885
Sales of Performance Products ('000 tonnes)(e)	1,044	787	839	1,001	1,135	681	900	996

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods						$946	$1,028	$1,118
Net Sales - Other revenue						153	145	172
Net Sales	$1,070	$1,169	$1,180	$1,005	$1,165	$1,099	$1,173	$1,290
Cost of Goods Sold	931	1,010	1,026	863	1,027	932	1,070	1,146
Gross Margin	$139	$159	$154	$142	$138	$167	$103	$144
Notable Items Included in Gross Margin	(28)	—	(15)	—	(53)	—	—	(14)
Adjusted Gross Margin(b)	$167	$159	$169	$142	$191	$167	$103	$158

SG&A	11	13	10	12	10	12	13	10
Other operating (income) expense	107	106	11	123	84	16	98	32

Operating Earnings	$21	$40	$133	$8	$44	$139	$(8)	$102
Plus: Depreciation, Depletion and Amortization	124	117	128	118	143	113	129	129
Plus: Accretion Expense	19	20	20	20	25	25	26	26
Plus: Foreign Exchange Gain (Loss)	(1)	2	2	(5)	(4)	(3)	(7)	10
Plus: Other Income (Expense)	(9)	3	(2)	1	517	—	(8)	(4)
Plus: Dividends from equity investments	—	15	—	—	—	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	10	11	8	(4)	8	10	11
Plus: Notables Items	107	90	38	131	(388)	10	95	28
Adjusted EBITDA(b)	$259	$277	$308	$265	$341	$276	$217	$280

Capital expenditures	$208	$197	$177	$127	$160	$236	$185	$221
Gross Margin $ / tonne of finished product	$88	$97	$91	$96	$85	$111	$67	$92
Adjusted Gross Margin $ / tonne of finished product	$106	$97	$100	$96	$118	$111	$67	$101
Gross margin as a percent of sales	13%	14%	13%	14%	12%	15%	9%	11%

Freight included in finished goods COGS	$105	$103	$104	$79	$83	$84	$93	$97
Idle/Turnaround costs (excluding notable items)	$32	$56	$36	$7	$24	$44	$84	$42

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	762	900	828	656	749	846	711	760
Performance & other products(f)	741	673	794	750	814	587	773	750
Other products(i)	79	71	74	69	59	65	62	61
Total Finished Product(d)	1,582	1,644	1,696	1,475	1,622	1,498	1,546	1,571

DAP selling price (fob plant)(q)	$552	$598	$575	$569	$593	$623	$668	$714
Average finished product selling price(g)	$553	$593	$578	$579	$606	$632	$665	$712

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,479	1,577	1,675	1,625	1,413	1,423	1,505	1,678
Operating Rate	60%	64%	68%	66%	58%	58%	61%	68%

Raw Materials
Ammonia used in production (tonnes)	$209	$246	$243	$238	$228	$214	$226	$255
Sulfur used in production	$549	$725	$778	$739	$694	$661	$732	$772

Realized costs ($/tonne)
Ammonia (tonne)(j)	$366	$404	$424	$482	$435	$416	$445	$455
Sulfur (long ton)(k)	$152	$142	$138	$126	$127	$157	$209	$272
Blended rock	$77	$81	$86	$87	$87	$77	$74	$80

Phosphate cash conversion costs, production / tonne(r)	$118	$110	$100	$101	$118	$134	$126	$131
Cash costs of U.S. mined rock/production tonne(s)	$56	$57	$54	$56	$52	$54	$51	$62

ARO cash spending (in millions)	$41	$40	$59	$54	$72	$70	$79	$60

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods						$495	$641	$633
Net Sales - Other revenue						75	69	62
Net Sales	$758	$643	$663	$526	$557	$570	$710	$695
Cost of Goods Sold	503	431	477	404	434	402	501	459
Gross Margin	$255	$212	$186	$122	$123	$168	$209	$236
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$255	$212	$186	$122	$123	$168	$209	$236

SG&A	8	9	7	7	8	8	8	6
Other operating (income) expense	25	5	5	6	(8)	3	7	1

Operating Earnings	$222	$198	$174	$109	$123	$157	$194	$229
Plus: Depreciation, Depletion and Amortization	89	82	94	69	93	81	79	93
Plus: Accretion Expense	3	2	3	2	2	3	3	3
Plus: Foreign Exchange Gain (Loss)	41	(31)	(12)	48	(185)	13	82	(56)
Plus: Other Income (Expense)	(2)	—	—	—	1	(1)	1	3
Plus: Notable Items	(31)	30	12	(48)	178	(13)	(81)	57
Adjusted EBITDA(b)	$322	$281	$271	$180	$212	$240	$278	$329

Capital expenditures	$105	$97	$75	$61	$65	$45	$73	$72
Gross Margin $ / tonne of finished product	$99	$98	$79	$61	$55	$80	$89	$104
Adjusted Gross Margin $ / tonne of finished product	$99	$98	$79	$61	$55	$80	$89	$104
Gross margin as a percent of sales	34%	33%	28%	23%	22%	29%	29%	34%

Supplemental Cost Information
Canadian resource taxes	$102	$64	$67	$45	$56	$47	$62	$87
Royalties	$13	$10	$10	$9	$10	$9	$10	$12
Freight expense(l)	$78	$86	$94	$87	$60	$74	$74	$66
Idle/Turnaround costs (excluding notable items)	$3	$9	$18	$23	$6	$1	$34	$16

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,359	1,927	2,113	1,775	2,064	1,947	2,122	2,110
Performance & other products(m)	207	225	225	211	168	159	214	162
Other products(i)	11	11	8	10	7	7	7	7
Total Finished Product(d)	2,577	2,163	2,346	1,996	2,239	2,113	2,343	2,279

Crop Nutrients North America	773	838	970	647	779	863	752	649
Crop Nutrients International	1,666	1,195	1,260	1,255	1,341	1,126	1,439	1,497
Non-Agricultural	138	130	116	94	119	124	152	133
Total Finished Product(d)	2,577	2,163	2,346	1,996	2,239	2,113	2,343	2,279

MOP selling price (fob mine)(o)	$243	$241	$224	$215	$199	$223	$261	$271
Average finished product selling price(g)	$262	$258	$240	$233	$214	$234	$274	$278

Production Volumes ('000 tonnes)
Production Volume	2,527	2,338	2,224	1,904	2,332	2,256	2,094	2,258
Operating Rate	90%	81%	78%	66%	81%	78%	73%	79%

MOP cash costs of production including brine / production tonne(n)	$66	$72	$64	$74	$73	$78	$75	$71
ARO cash spending (in millions)	$2	$1	$2	$2	$3	$1	$3	$2

Average CAD / USD	$1.361	$1.348	$1.368	$1.364	$1.399	$1.434	$1.384	$1.377

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods						$834	$1,059	$1,452
Net Sales - Other revenue						100	116	140
Net Sales	$1,192	$886	$1,049	$1,399	$1,088	$934	$1,175	$1,592
Cost of Goods Sold	1,098	811	947	1,271	986	807	1,013	1,410
Gross Margin	$94	$75	$102	$128	$102	$127	$162	$182
Notable Items Included in Gross Margin	(3)	1	4	6	9	—	—	(7)
Adjusted Gross Margin(b)	$97	$74	$98	$122	$93	$127	$162	$189

SG&A	29	30	27	62	16	23	61	32
Other operating (income) expense	15	3	14	10	7	6	(8)	54

Operating Earnings	$50	$42	$61	$56	$79	$98	$109	$96
Plus: Depreciation, Depletion and Amortization	41	40	40	39	40	38	44	46
Plus: Accretion Expense	5	5	5	4	4	4	4	4
Plus: Foreign Exchange Gain (Loss)	32	(45)	(144)	17	(84)	41	(17)	(19)
Plus: Other Income (Expense)	(1)	(2)	(2)	(2)	(2)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	—	1	(1)	—	1	1	(1)	1
Plus: Notable Items	(16)	44	135	(31)	46	(57)	19	116
Adjusted EBITDA(b)	$111	$83	$96	$83	$82	$122	$159	$241

Capital expenditures	$68	$82	$46	$51	$64	$59	$46	$70
Gross Margin $ / tonne of finished product	$44	$44	$46	$44	$46	$69	$73	$65
Adjusted Gross Margin $ / tonne of finished product	$45	$43	$45	$42	$42	$69	$73	$67
Gross margin as a percent of sales	8%	8%	10%	9%	9%	14%	14%	11%
Idle/Turnaround costs (excluding notable items)	$26	$15	$24	$40	$18	$13	$26	$27

Operating Data
Sales volumes ('000 tonnes)
Fertilizer produced in Brazil sold to third parties	453	357	473	629	461	331	387	363
Fertilizer produced in Brazil sold through distribution	272	328	489	409	207	358	666	685
Purchased nutrients for distribution(p)	1,433	1,030	1,234	1,841	1,572	1,158	1,179	1,755
Total Finished Product	2,158	1,715	2,196	2,879	2,240	1,847	2,232	2,803

Sales of Performance Products ('000 tonnes)(e)	341	123	215	462	307	93	252	441

Brazil MAP price (Brazil production delivered price to third party)	$580	$581	$596	$601	$632	$681	$729	$738
Average finished product selling price(g)	$500	$463	$423	$447	$433	$452	$474	$518

Production Volumes ('000 tonnes)
Phosphate tonnes produced	774	793	752	779	781	778	843	834
MOP tonnes produced	114	104	79	105	108	97	122	104

Phosphate operating rate	77%	79%	75%	78%	78%	78%	84%	84%
Potash operating rate	91%	83%	63%	85%	88%	78%	98%	83%

Realized Costs ($/tonne)
Ammonia/tonne	$655	$705	$623	$572	$628	$684	$601	$576
Sulfur (long ton)	$179	$173	$174	$170	$177	$219	$270	$325
Blended rock	$117	$115	$107	$105	$109	$97	$94	$99

Purchases ('000 tonnes)
DAP/MAP from Mosaic	58	68	30	43	54	62	21	45
MicroEssentials® from Mosaic	163	169	289	337	195	120	282	270
Potash from Mosaic/Canpotex	404	358	736	682	419	355	507	919

Phosphate cash conversion costs in USD, production / tonne(r)	$110	$101	$100	$88	$85	$87	$84	$99
Potash cash conversion costs in USD, production / tonne	$217	$196	$208	$175	$151	$187	$178	$240
Mined rock costs in USD, cash produced / tonne	$111	$121	$98	$105	$93	$87	$90	$91
ARO cash spending (in millions)	$7	$2	$5	$6	$5	$1	$1	$1

Average BRL / USD	$4.953	$4.952	$5.216	$5.546	$5.842	$5.853	$5.669	$5.445

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$129	$(19)	$(75)	$(119)	$6	$18	$(53)	$(125)
Cost of Goods Sold	57	28	(27)	(143)	67	(8)	(97)	(115)
Gross Margin (Loss)	$72	$(47)	$(48)	$24	$(61)	$26	$44	$(10)
Notable items Included in Gross Margin	40	(31)	(28)	38	(80)	59	51	(27)
Adjusted Gross Margin (Loss)(b)	$32	$(16)	$(20)	$(14)	$19	$(33)	$(7)	$17

SG&A	75	55	84	68	79	80	85	78
Other operating (income) expense	11	5	3	14	6	2	10	—

Operating Earnings (Loss)	$(14)	$(107)	$(135)	$(58)	$(146)	$(56)	$(51)	$(88)
Plus: Depreciation, Depletion and Amortization	3	2	2	12	7	11	10	9
Plus: Share-Based Compensation Expense	6	9	11	5	7	10	7	7
Plus: Foreign Exchange Gain (Loss)	19	(27)	(114)	40	(145)	82	111	64
Plus: Other Income (Expense)	—	—	11	—	39	(116)	213	308
Plus: Earnings (Loss) from equity investments	—	—	—	—	—	—	2	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	(1)	(1)	2	—	—
Plus: Notable Items	(60)	58	134	(80)	196	(23)	(380)	(344)
Adjusted EBITDA(b)	$(46)	$(65)	$(91)	$(80)	$(41)	$(94)	$(88)	$(44)

Elimination of profit in inventory included in COGS	$16	$(15)	$(10)	$(3)	$7	$(49)	$—	$15
Unrealized gain (loss) on derivatives included in COGS	$41	$(31)	$(29)	$39	$(80)	$59	$51	$27

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q3 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(14)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(27)	7	(0.06)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	308	(80)	0.71
Environmental Reserve	Phosphate	Other operating income (expense)	(18)	5	(0.04)
Loss on assets held for sale and transaction fees	Mosaic Fertilizantes/Corporate	Other operating income (expense)/SG&A	(75)	—	(0.23)
Asset write-off	Mosaic Fertilizantes	Cost of goods sold/Other operating income (expense)	(11)	3	(0.03)
Land reclamation	Phosphate	Cost of goods sold	(14)	4	(0.03)
Total Notable Items			$135	$(55)	$0.25

Q2 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$169	$(45)	$0.39
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	51	(14)	0.11
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	$(14)	$4	$(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	216	(58)	0.50
ARO Adjustment	Phosphate	Other operating income (expense)	(44)	12	(0.10)
Environmental Reserve	Phosphate	Other operating income (expense)	(32)	9	(0.07)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
Total Notable Items			$339	$(90)	$0.78

Q1 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$148	$(43)	$0.33
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	59	(17)	0.13
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(117)	34	(0.26)
ARO Adjustment	Phosphate	Other operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	30	0.09
Total Notable Items			$74	$8	$0.26

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Q3 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(35)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(11)	0.09
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	5	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	6	(2)	0.01
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	5	(2)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(102)	31	(0.22)
Environmental reserve	Phosphate	Other operating income (expense)	(20)	6	(0.04)
Total Notable Items			$23	$(8)	$0.04

Q2 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(263)	$76	$(0.58)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(28)	9	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	4	(1)	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	—
Land reclamation	Phosphate	Cost of goods sold	(15)	4	(0.03)
Pension plan termination	Corporate and Other	Other non-operating income (expense)	8	(2)	0.02
Franchise tax reversal	Phosphate	Other operating income (expense)	(15)	4	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(103)	(0.32)
Total Notable Items			$(324)	$(10)	$(1.04)

Q1 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$28	$(0.22)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(31)	8	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	1	—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	4	(1)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(14)	4	(0.03)
Environmental reserve	Phosphate	Other operating income (expense)	(77)	21	(0.17)
Total Notable Items			$(228)	$63	$(0.51)

Q4 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$79	$(16)	$0.20
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	40	(7)	0.10
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	2	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(3)	1	(0.01)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(4)	1	(0.01)
Environmental reserve	Phosphate	Other operating income (expense)	(64)	11	(0.16)
Land reclamation	Phosphate	Cost of goods sold	(28)	5	(0.07)
ARO adjustment	Potash	Other operating income (expense)	(10)	2	(0.02)
Tax law change	Mosaic Fertilizantes	(Provision for) benefit from income taxes	—	136	0.42
Total Notable Items			$(6)	$137	$0.40

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China. Amounts prior to January 1, 2025 have been recast to exclude revenue from other non-finished goods.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Consolidated Net Income (Loss)	$365	$45	$(162)	$122	$169	$238	$411	$411
Less: Consolidated Interest Expense, Net	(35)	(48)	(46)	(42)	(47)	(41)	(53)	(46)
Plus: Consolidated Depreciation, Depletion & Amortization	257	241	264	238	283	243	262	277
Plus: Accretion Expense	27	27	28	26	31	32	33	33
Plus: Share-Based Compensation Expense (Benefit)	6	9	12	5	7	10	8	7
Plus: Consolidated Provision for (Benefit from) Income Taxes	(44)	6	99	48	34	63	146	175
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	—	22	22	5	9	—	—	—
Plus: Notable Items	—	222	319	(28)	32	(83)	(347)	(143)
Consolidated Adjusted EBITDA	$646	$576	$584	$448	$594	$544	$566	$806

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense) plus dividends from equity investments, less earnings (loss) from noncontrolling interests. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024 that represented nearly all of these historical earnings. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.